UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 2, 2020 (September 30, 2020)

HERTZ GLOBAL HOLDINGS, INC.
THE HERTZ CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-37665			61-1770902
Delaware	001-07541			13-1938568
(State or other jurisdiction of incorporation)	(Commission File Number)			(I.R.S. Employer Identification No.)

8501 Williams Road
	Estero,	Florida	33928
	239	301-7000
(Address, including Zip Code, and telephone number, including area code, of registrant's principal executive offices)

Not Applicable
Not Applicable
(Former name, former address and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
	Title of Each Class		Trading Symbol(s)	Name of Each Exchange on which Registered
Hertz Global Holdings, Inc.	Common Stock	par value $0.01 per share	HTZ	New York Stock Exchange
The Hertz Corporation	None		None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 OTHER EVENTS.
As previously disclosed, on May 22, 2020, and May 27, 2020, Hertz Holdings Netherlands BV (“Hertz Netherlands”) and certain direct and indirect subsidiary companies located outside of the United States and Canada (the “International Subsidiaries”) entered into certain limited waiver agreements in respect of (i) the Issuer Facility Agreement, dated as of September 25, 2018, between, among others, International Fleet Financing No.2 B.V. as issuer, Hertz Europe Limited as issuer administrator, Credit Agricole Corporate and Investment Bank as administrative agent and BNP Paribas Trust Corporation UK Limited as issuer security trustee, as amended, restated or otherwise modified from time to time (the “European ABS Waiver”) and (ii) the Vehicle Funding Facilities Agreement dated February 7, 2013 (as amended and restated from time to time) between Hertz (U.K.) Limited, Hertz Vehicle Financing U.K. Limited and Lombard North Central Plc, (the “UK Vehicle Financing Wavier”, and together with the European ABS Waiver, the “Waivers”) pursuant to which the Waiving Parties (as defined therein) agreed to waive any default or event of default that could have resulted from the Chapter 11 cases. The Waivers were originally scheduled to expire on September 30, 2020 or, if sooner, the date on which Hertz Netherlands or certain other International Subsidiaries that are party to the Waivers failed to comply with certain agreements contained therein. On October 1, 2020 the Waivers were extended and are now scheduled to expire on December 31, 2020 or, if sooner, the date on which Hertz Netherlands or certain other International Subsidiaries that are party to the Waivers fail to comply with certain agreements contained therein, or do not reach agreement with their creditors as to the terms of a restructuring by October 30 2020. The extension to the waivers was conditioned on the waiver on similar terms of the €225,000,000 aggregate principal amount outstanding of 4.125% Senior Notes due 2021 and the €500,000,000 aggregate principal amount outstanding of 5.500% Senior Notes due 2023, which was obtained on September 30, 2020 and is in effect. Hertz Netherlands and the International Subsidiaries continue not to be debtor parties in the Chapter 11 cases of Hertz Global Holdings, Inc., The Hertz Corporation, and certain of their U.S. and Canadian affiliates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC. THE HERTZ CORPORATION
(each, a Registrant)

By:	/s/ Kenny Cheung
Name:	Kenny Cheung
Title:	Executive Vice President and Chief Financial Officer
Date:  October 2, 2020